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                                                                    EXHIBIT 10.7

                                                                       EXHIBIT A

                                 FORM OF WARRANT

                                 (NON-US PERSON)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 AND RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN AVAILABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AS EVIDENCED BY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE AND OTHER SECURITIES LAWS.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY US PERSONS AND MAY BE EXERCISED ONLY IN AN OFFSHORE TRANSACTION, UNLESS REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. ANY HEDGING TRANSACTIONS INVOLVING THIS WARRANT OR THE SECURITIES WHICH MAY BE ACQUIRED UPON EXERCISE HEREOF MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE HOLDER HEREOF, BY PURCHASING THIS WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY TO THE FOREGOING RESTRICTIONS AND THAT IT IS NOT A US PERSON.

PRIOR TO INVESTING IN THIS WARRANT OR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT OR CONDUCTING ANY TRANSACTIONS IN THIS WARRANT OR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT, INVESTORS ARE ADVISED TO CONSULT PROFESSIONAL ADVISERS REGARDING THE ABOVE RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS REFERRED TO IN THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM RELATING TO THE SHARES DATED [APRIL 17], 2002.

MAY __, 2002                                                              NO. __
                             MARSHALL EDWARDS, INC.

             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

         FOR VALUE RECEIVED, MARSHALL EDWARDS, INC., a Delaware corporation (the "Company"), hereby certifies that [_________] (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, up to [_______] fully paid and non-assessable shares of Common Stock at a price of $4.00 per share (the "Exercise Price").

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         The term "Common Stock" means the Common Stock, par value $.00000002 per share, of the Company. The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Shares." The term "Company" means and includes the corporation named above as well as (1) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) with another corporation, or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

1. EXERCISE OF WARRANT. This Warrant may be exercised, in whole or in part, at any time, or from time to time during the period commencing on the date hereof and expiring 5:00 p.m. Eastern Time on November 30, 2003 (the "Expiration Date"), by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant of like terms evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Holder shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

2. RESERVATION OF SHARES. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares

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shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant. For purposes of this Warrant, the fair market value of a share of Common Stock shall be determined as follows:

                  (a) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq system or the Alternative Investment Market of the London Stock Exchange, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or, if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or system; or

                  (b) If the Common Stock is not so listed or admitted, the current market shall be the average of the closing bid and asked prices as quoted by the OTC Bulletin Board; or

                  (c) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                  (d) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with an Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, subject to the provisions of Sections 7 and 11 hereof, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment (and in the event of a partial transfer, a new Warrant to the Holder for the portion of such Warrant not transferred) and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

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5.                RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

6.                ANTI-DILUTION PROVISIONS.

         6.1 Adjustment for Recapitalization, Reorganization, Consolidation, Merger, Etc. In case (i) the outstanding shares of the Common Stock shall be subdivided into a greater number of shares, (ii) a dividend or other distribution in Common Stock shall be paid in respect of Common Stock,
(iii) the outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, or (iv) any shares of the Company's capital stock are issued by reclassification of the Common Stock (including any reclassification upon a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect immediately prior to such subdivision, combination or reclassification or at the record date of such dividend or distribution shall simultaneously with the effectiveness of such subdivision, combination or reclassification or immediately after the record date of such dividend or distribution be proportionately adjusted to equal the product obtained by multiplying the Exercise Price by a fraction, the numerator of which is the number of outstanding shares of Common Stock (on a fully diluted basis) after giving effect to such combination, subdivision, reclassification or dividend and the denominator of which is the number of outstanding shares of Common Stock (on a fully diluted basis) outstanding immediately prior to such combination, subdivision, reclassification or dividend.

         For purposes of this Warrant, "on a fully diluted basis" means that all outstanding options, rights or Warrants to subscribe for shares of Common Stock and all securities convertible into or exchangeable for shares of Common Stock (such options, rights, Warrants and securities are collectively referred to herein as "Convertible Securities") and all options or rights to acquire Convertible Securities have been exercised, converted or exchanged.

         Whenever the Exercise Price per share is adjusted as provided in the immediately preceding paragraph, the number of shares of Common Stock purchasable upon conversion of the Warrant immediately prior to such Exercise Price adjustment shall be adjusted, effective simultaneous with the Exercise Price adjustment, to equal the product obtained (calculated to the nearest full share) by multiplying such number of shares of Common Stock by a fraction, the numerator of which is the Exercise Price per share in effect immediately prior to such Exercise Price adjustment and the denominator of which is the Exercise Price per share in effect upon such Exercise Price adjustment, which adjusted number of shares of Common Stock shall thereupon be the number of shares of Common Stock purchasable upon conversion of the Warrant until further adjusted as provided herein.

         6.2 Adjustment for Reorganization, Consolidation, Merger, Liquidation Etc. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the date hereof or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation or liquidate, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation,

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merger, conveyance or liquidation, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

         6.3 No Dilution. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, while this Warrant is outstanding, the Company (a) will not permit the par value, if any, of the shares of Common Stock receivable upon the exercise of this Warrant to be above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

         6.4 Certificate as to Adjustments. In each case of an adjustment in the number of shares of Warrant Shares receivable on the exercise of this Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate executed by an executive officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to the Holder.

         6.5               Notices of Record Date, Etc.  In case:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                  (c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, is to be fixed, as to which the holders of
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record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.

7. TRANSFER TO COMPLY WITH THE SECURITIES ACT. Notwithstanding any other provision contained herein, this Warrant and any Warrant Shares have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state of the United States and are therefore "restricted securities" within the meaning of Rule 144 under the Securities Act. Accordingly, the Holder of this Warrant agrees that this Warrant and the Warrant Shares may not be offered, sold, pledged or otherwise transferred except (i) in an offshore transaction meeting the requirements of Rule 903 and Rule 904 of Regulation S under the Securities Act, (ii) pursuant to an effective registration statement under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act as evidenced by an opinion of counsel satisfactory to the Company, in each case in accordance with all applicable State and other Securities Laws. The Holder further agrees that this Warrant may not be exercised by or on behalf of any US Persons and may be exercised only in an offshore transaction (as such terms are defined in Regulation S), unless registered under the Securities Act or unless an exemption from such registration is available, and that any hedging transactions involving this Warrant or the Warrant Shares may not be conducted unless in compliance with the Securities Act.

8. LEGEND. Unless the shares of Warrant Shares have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Shares, all certificates representing such securities shall bear on the face thereof substantially the following legend:

                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 AND RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AS EVIDENCED BY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE AND OTHER SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

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                  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE
                  BENEFIT OF THE COMPANY TO THE FOREGOING RESTRICTIONS AND THAT IT IS NOT A US PERSON.

                  PRIOR TO INVESTING IN THE SHARES OR CONDUCTING ANY TRANSACTIONS IN THE SHARES, INVESTORS ARE ADVISED TO CONSULT PROFESSIONAL ADVISERS REGARDING THE ABOVE RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS REFERRED TO IN THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM RELATING TO THE SHARES DATED [APRIL 17], 2002.

9. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when delivered personally, by facsimile or overnight delivery or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice hereunder.

10. APPLICABLE LAW. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of law rules thereof.

11. SUCCESSORS AND ASSIGNS. This Warrant cannot be transferred or assigned by the Holder without the prior written consent of the Company.

                          (SIGNATURE ON FOLLOWING PAGE)

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         IN WITNESS HEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                             MARSHALL EDWARDS, INC.

                                             By: _______________________________
                                                 Name:
                                                 Title:

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                              WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to exercise the rights contained within the Warrant to the extent of purchasing ____________ shares of Common Stock of Marshall Edwards, Inc., a Delaware corporation (the "Company"), and hereby makes payment of $____________ in payment therefor. By its exercise hereof, the undersigned confirms and agrees that (a) it is not a US Person (as defined in Regulation S under the Securities Act of 1933,as amended) and is not acting for the account or benefit of any US Person; and (b) it understands and has complied and will comply with all applicable restrictions on the offer, sale, pledge or other transfer of the shares of Common Stock of the Company as set forth in the Warrant.

                                            ____________________________________
                                            Signature

                                            ____________________________________
                                            Signature, if jointly held

                                            ____________________________________
                                            Date